UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2 )

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2024 (January 22, 2024)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300
THE WOODLANDS, Texas 77381
(Address of principal executive offices, including zip code)

(832) 709-2563
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
THCommon stock, par value $0.0001 per share	TH	NASDAQ
Warrants to purchase common stock	THWWW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K filed by Target Hospitality Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 23, 2024 (as amended by Company’s current report on Form 8-K/A filed with the SEC on January 29, 2024, the “Original 8-K”). The sole purpose of this Amendment is to update the disclosure under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Original 8-K to include additional disclosure regarding the compensation arrangements of Jason Vlacich and Troy Schrenk that were not determined or available at the time of the Original 8-K. No other changes are being made to the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original 8-K, the Board of Directors of the Company (the “Board”) promoted Jason Vlacich, the Chief Accounting Officer of the Company, to the role of Chief Financial Officer and Chief Accounting Officer, effective as of January 23, 2024. In connection therewith, on February 29, 2024, the Company and Mr. Vlacich entered into an amended and restated employment agreement with Mr. Vlacich (the “Vlacich Agreement”) providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $410,000 (which he may elect to receive in whole in the form of restricted stock units (“RSUs”)), (iii) an annual target cash bonus performance target of 85% of his annual salary, (iv) a long term incentive annual equity award with a target grant value of $450,000 and (v) a one-time grant of RSUs with a value equal to $150,000.

If Mr. Vlacich’s employment is terminated other than for cause or good reason, he will be entitled to 100% of the sum of his annual base salary and target annual bonus for the year of termination, prorated target bonus, accrued and unpaid benefits plus a payment for costs that would be incurred for continued health insurance coverage for 12 months and continued vesting of any unvested awards granted to Mr. Vlacich during the severance period if such awards would have vested had he remained employed during the severance period. In the event of a change of control, if Mr. Vlacich is terminated other than for cause or by Mr. Vlacich with good reason within 12 months of such change of control, he will be entitled to 200% of the sum of his base salary and his target annual bonus, prorated target bonus, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage for 18 months and vesting of any unvested time-based equity awards.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Vlacich Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Also as previously reported in the Original 8-K, the Board promoted Troy Schrenk, Chief Commercial Officer of the Company, to the role of Senior Executive Vice President Operations and Chief Commercial Officer, effective as of January 23, 2024. In connection therewith, on February 29, 2024 the Company entered into an amended and restated employment agreement with Mr. Schrenk (the “Schrenk Agreement”) providing, among other things, (i) an initial term through December 31, 2027, with automatic successive one-year extensions after the end of the initial term, unless either party provides a non-renewal notice to the other party at least 120 days before the expiration of the initial term or the renewal term, as applicable, (ii) an annual base salary of $400,000 (which he may elect to receive in whole in the form of RSUs), (iii) an annual target cash bonus performance target of 85% of his annual salary and (iv) a long term incentive annual equity award with a target grant value of $550,000.

If Mr. Schrenk’s employment is terminated other than for cause or good reason, he will be entitled to 100% of the sum of his annual base salary and target annual bonus for the year of termination, prorated target bonus, accrued and unpaid benefits plus a payment for costs that would be incurred for continued health insurance coverage for 12 months and continued vesting of any unvested awards granted to Mr. Schrenk during the severance period if such awards would have vested had he remained employed during the severance period. In the event of a change of control, if Mr. Schrenk is terminated other than for cause or by Mr. Schrenk with good reason within 12 months of such change of control, he will be entitled to 200% of the sum of his base salary and his target annual bonus, prorated target bonus, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage for 18 months and vesting of any unvested time-based equity awards.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Schrenk Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amended and Restated Employment Agreement with Jason Vlacich

10.2	Amended and Restated Employment Agreement with Troy Schrenk

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: March 5, 2024		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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